UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05702

FBR American Gas Index Fund, Inc

(Exact name of registrant as specified in charter)

4922 Fairmont Avenue Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

FBR National Trust Company, 4922 Fairmont Avenue Bethesda, MD 20814

(Name and address of agent for service)

Registrant’s telephone number, including area code: (301) 657-1500

Date of fiscal year end: October 31, 2003

Date of reporting period: October 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORT TO SHAREHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

ANNUAL REPORT, OCTOBER 31, 2003

FBR AMERICAN GAS FUND, INC.

888.888.0025

December 22, 2003

Dear Fellow Shareholders:

For the seven-month period ending October 31, 2003 the FBR American Gas Index Fund (the “Fund”)1 returned +21.98%. During the same seven-month period, the Fund’s benchmarks, the American Gas Association Stock Index2, the Dow Jones Utility Index3 and the S&P 500 Index4 returned 22.88%, 24.15% and 25.15%, respectively. The table below illustrates your fund’s performance compared to its appropriate benchmarks.

	Overall Rating[1] Out of 73 Specialty Utility Funds	Average Annual Total Returns as of 09/30/03
		7 Months 03/31/03- 10/31/03	1-Yr	5-Yrs	10-Yrs
FBR American Gas Index Fund[2]	*****	21.98%	22.30%	2.92%	6.82%
AGA Stock Index[3]		22.88%	22.96%	6.49%	7.45%
Dow Jones Utility Index[4]		24.15%	21.96%	-0.08%	4.87%
S&P 500[5]		25.15%	24.40%	1.00%	10.05%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

Investment return and principal will fluctuate so that investors’ shares when redeemed may be worth more or less than their original value.

The table below shows the top and bottom five performers of the portfolio for the seven months ended October 31, 2003.

Top 5 Gainers	Price Change	% of Net Assets	Bottom 5 Laggards	Price Change	% of Net Assets
The Williams Companies, Inc/wmb	122.71%	2.53%	Energy West, Inc/ewst	-21.57%	0.02%
Aquila, Inc/ila	89.90%	0.36%	DTE Energy Co/dte	-4.58%	1.62%
Sierra Pacific Resources/srp	87.74%	0.04%	Corning Natural Gas Corp/cnig	-0.35%	0.01%
CMS Energy Corp/cms	84.13%	0.54%	UGI Corp/ugi	1.09%	0.70%
PG&E Corp/peg	81.78%	4.94%	Pepco Holdings, Inc/pom	1.15%	0.17%

[1]	Morningstar proprietary ratings reflect risk-adjusted performance as of October 31, 2003. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. The FBR American Gas Index Fund received 4 stars for the 3-years, 5 stars for the 5-years and 4 stars for the 10-years and was rated among 73, 63 and 30 specialty utility funds respectively. “©Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information.

Over the last seven months, there were no additions and one deletion to the portfolio. This fall, Northwestern Corporation filed bankruptcy and indicated it’s common stock could have little if any value as a result of the filing. Because of this, we sold the Fund’s position and captured the loss while there was still a market for the security. The company is still in the Index although a very minor component. As the company’s reorganization plan becomes better established, we may reestablish the company into the portfolio.

We just recently reported to you on November 12, 2003 on the six-month performance of the Fund. At that time, we indicated that the Fund would be changing its fiscal year from March 31st to October 31st. This annual report covers this “short year period” of seven months as we make this change. Subsequent annual reports will cover the traditional 12-month period ending on October 31st.

The Fund’s portfolio of 69 publicly traded companies that are also members of the American Gas Association, continue to rebound as they each, in their own way, deal with the factors affecting the natural gas distribution industry. These factors can include but are not be limited to weather, economic conditions, various supply and demand issues, and wholesale prices of natural gas and alternative energy sources as well as corporate governance. Most of these factors have not changed since our last report. Early indications are that the winter weather season should be near normal and most companies continue to alter their business plans to “get back to basics”. As the table on the previous page shows, the top five gainers were companies who just a short time ago appeared on the bottom five laggard charts. Certainly the performance of Williams Companies and PG&E have impacted the Fund significantly as they are two of the larger holdings of the Fund.

The Fund continues to receive an overall 5-star Morningstar rating. With the new dividend tax reduction recently enacted by congress, this Fund should be a serious option for investors who are seeking tax-favored income with capital appreciation potential.

We again want to remind you that shortly after the first of the year, you will be receiving a proxy that will seek your vote on various corporate issues. None of these items will result in any fundamental changes in how your Fund operates or is managed. We ask that you read and understand this proxy and VOTE. By voting you help us keep the costs of the proxy to a minimum. As always, as you read the material, if you have questions, please feel free call us so we can discuss the issues and answer your questions.

Finally, we continue to believe the natural gas industry and the companies involved in distributing natural gas remain a solid long-term investment. Your Fund represents an excellent low cost, well-diversified way to invest in this sector. We continue to appreciate your support. For more complete information about the FBR American Gas Index Fund, including fees and expenses and a copy of a free prospectus, please call 1.888.888.0025 or visit us on line at www.fbr.com/funds. Investing in the Fund involves certain risks that are fully discussed in the prospectus, please read the prospectus carefully before you invest or send money.

Sincerely,

David Ellison President, Chief Investment Officer	Winsor Aylesworth Vice President, Treasurer and Portfolio Manager

[2]	By employing a statistical approach that concentrates all investments in a single industry, the Fund is subject to those risks associated with the natural gas distribution and transmission industry. The gas industry is sensitive to increased interest rates because of the capital-intensive nature of the industry. Typically, a significant portion of the financing of the gas industry’s assets is obtained through debt. As interest rates increase, such debt scheduled to be refinanced would be acquired a higher rates thereby adversely affecting earnings.

[3]	American Gas Stock Index is a market-capitalization-weighted index adjusted monthly for the percentage of gas assets of the 70 member companies of the American Gas Association. No company may account for greater than 5% of the Index

[4]	Dow Jones Utility Index is a price weighted average of 15 utility companies listed on the New York Stock Exchange and involved in the production of electrical energy.

[5]	The S&P 500 is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of the 500 stocks representing all major industries.

FBR American Gas Index Fund, Inc.

Comparison of Change in Value of $10,000 Investment in

Fund Shares(1) vs. Index(2)

Annualized Total Returns - For the Periods Ended October 31, 2003

For the Periods Ended October 31, 2003	FBR American Gas Index Fund, Inc.*(1)	Dow Jones Utility Index(1)(2)
One Year	23.59%	33.35%
Five Year	3.16%	0.41%
Ten Year	7.31%	5.34%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.

*	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The graph assumes a hypothetical investment of $10,000. The Fund’s performance assumes reinvestment of all dividends and distributions and reflects all Fund expenses. The Dow Jones Utility Index is unmanaged and does not reflect any expenses.

(2)	Dow Jones Utility Index is a price weighted average of 15 utility companies listed on the New York Stock Exchange and involved in the production of electrical energy.

FBR American Gas Index Fund, Inc.

STATEMENT OF NET ASSETS

October 31, 2003

	Shares	Value (Note 1)	Percent of Net Assets
COMMON STOCKS
Duke Energy Corp.	511,150	$9,277,372	5.02%
NiSource, Inc.	443,400	9,182,813	4.97
Dominion Resources, Inc.	149,000	9,178,399	4.97
KeySpan Corp.	262,150	9,167,385	4.96
PG&E Corp.*	373,650	9,135,742	4.94
Public Service Enterprise Group, Inc.	173,350	7,084,814	3.83
AGL Resources, Inc.	203,001	5,714,477	3.09
El Paso Corp.	728,250	5,345,355	2.89
Consolidated Edison, Inc.	131,375	5,316,746	2.88
NICOR, Inc.	153,250	5,251,878	2.84
Questar Corp.	161,050	5,113,338	2.77
Piedmont Natural Gas Co., Inc.	125,700	4,994,061	2.70
Peoples Energy Corp.	120,150	4,860,068	2.63
Southern Union Co. *	275,078	4,844,124	2.62
WGL Holdings, Inc.	169,500	4,686,675	2.54
The Williams Companies, Inc.	458,300	4,674,660	2.53
Atmos Energy Corp.	163,149	3,997,151	2.16
Exelon Corp.	62,650	3,975,143	2.15
CenterPoint Energy, Inc.	382,900	3,756,249	2.03
Equitable Resources, Inc.	89,500	3,687,400	2.00
Energy East Corp.	163,650	3,673,943	1.99
Vectren Corp.	153,125	3,613,750	1.96
National Fuel Gas Co.	160,350	3,583,823	1.94
New Jersey Resources Corp.	82,400	3,118,840	1.69
DTE Energy Co.	81,175	2,993,734	1.62
Northwest Natural Gas Co.	96,250	2,791,250	1.51
Southwest Gas Corp.	122,950	2,776,211	1.50
ONEOK, Inc.	127,300	2,531,997	1.37
OGE Energy Corp.	110,500	2,520,505	1.36
Wisconsin Energy Corp.	73,000	2,390,750	1.29
Xcel Energy, Inc.	129,100	2,117,240	1.15
Puget Energy, Inc.	87,600	1,991,148	1.08
Energen Corp.	53,300	1,965,171	1.06

FBR American Gas Index Fund, Inc.

STATEMENT OF NET ASSETS (continued)

October 31, 2003

	Shares	Value (Note 1)	Percent of Net Assets
COMMON STOCKS (continued)
Constellation Energy Group, Inc.	51,000	$1,854,870	1.00%
The Laclede Group, Inc.	65,150	1,847,003	1.00
Cinergy Corp.	48,400	1,757,404	0.95
TXU Corp.	72,000	1,643,040	0.89
Ameren Corp.	35,250	1,573,913	0.85
South Jersey Industries, Inc.	40,680	1,542,992	0.83
MDU Resources Group, Inc.	68,175	1,542,800	0.83
UGI Corp.	42,175	1,298,990	0.70
CMS Energy Corp.*	123,000	998,760	0.54
NSTAR	20,500	957,350	0.52
Progress Energy, Inc.	21,050	907,255	0.49
Northeast Utilities	44,150	831,786	0.45
American Electric Power Co., Inc.	28,900	814,691	0.44
Alliant Energy Corp.	33,800	813,228	0.44
NUI Corp.	42,960	733,327	0.40
PNM Resources, Inc.	24,875	703,465	0.38
WPS Resources Corp.	15,030	666,280	0.36
Aquila, Inc.*	167,400	661,230	0.36
EnergySouth, Inc.	17,750	645,390	0.35
TECO Energy, Inc.	45,500	597,415	0.33
Avista Corp.	34,300	583,100	0.32
Southwestern Energy Co.*	29,150	565,510	0.31
PPL Corp.	13,000	518,960	0.28
MGE Energy, Inc.	15,100	478,670	0.26
CH Energy Group, Inc.	9,900	433,620	0.23
Chesapeake Utilities Corp.	15,465	377,037	0.20
Entergy Corp.	5,850	315,315	0.17
Pepco Holdings, Inc.	17,816	313,562	0.17
SEMCO Energy, Inc.	58,750	287,288	0.16
Delta Natural Gas Co., Inc.	11,600	270,744	0.15
Allegheny Energy, Inc.*	14,950	158,171	0.09
RGC Resources, Inc.	5,900	135,228	0.07
Sierra Pacific Resources*	13,500	80,595	0.04

FBR American Gas Index Fund, Inc.

STATEMENT OF NET ASSETS (continued)

October 31, 2003

	Shares	Value (Note 1)	Percent of Net Assets
COMMON STOCKS (continued)
ALLETE, Inc.	1,800	$54,378	0.03%
Energy West, Inc.	5,900	35,400	0.02
Corning Natural Gas Corp.	1,500	21,150	0.01

Total Common Stocks (Cost $124,437,180)		182,332,129	98.66

REPURCHASE AGREEMENTS
With Mizuho Securities, Inc. dated 10/31/03 at 0.94% to be repurchased at $2,038,160 on 11/3/03, collateralized by $2,078,197 in U.S. Treasury Notes, due 8/15/14 (Cost $2,038,000)		2,038,000	1.10

Total Investments (Cost $126,475,180)		184,370,129	99.76
Other Assets Less Liabilities		447,689	0.24

Net Assets		$184,817,818	100.00%

Net Asset Value Per Share (Based on 14,770,451 Shares Outstanding)		$12.51

Net Assets Consist of:
Paid-in Capital		$168,164,985
Undistributed Net Investment Income		362,150
Accumulated Net Realized Loss on Investments		(41,604,266)
Net Unrealized Appreciation on Investments		57,894,949

Net Assets		$184,817,818	.

*	Non-income producing

See Notes to Financial Statements.

FBR American Gas Index Fund, Inc.

STATEMENT OF OPERATIONS

	For the Period April 1, 2003 through October 31, 2003*	For the Year Ended March 31, 2003
Investment Income
Dividends	$3,889,485	$7,313,842
Interest	21,491	135,886

Total Investment Income	3,910,976	7,449,728

Expenses
Investment Advisory fee (Note 3)	402,810	673,345
Accounting and Administrative Service fee (Note 3)	377,629	604,724
Administrative fee (Note 3)	100,708	168,336

Total expenses before waivers	881,147	1,446,405
Less Waivers (Note 3)	(24,943)	(15,548)

Total Expense after Waivers	856,204	1,430,857

Net Investment Income	3,054,772	6,018,871

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Loss on Investment Transactions	(1,274,988)	(28,778,357)
Change in Net Unrealized Appreciation/Depreciation of Investments	30,464,368	(45,770,288)

Net Gain (Loss) on Investments	29,189,380	(74,548,645)

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,244,152	$(68,529,774)

*	Prior to April 1, 2003, the Fund’s fiscal year end was March 31.

See Notes to Financial Statements.

FBR American Gas Index Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Period April 1, 2003 through October 31, 2003*	For the Year Ended March 31, 2003	For the Year Ended March 31, 2002
From Investment Operations
Net Investment Income	$3,054,772	$6,018,871	$6,896,126
Net Realized Loss on Investment Transactions	(1,274,988)	(28,778,357)	(9,941,904)
Change in Net Unrealized Appreciation/Depreciation of Investments	30,464,368	(45,770,288)	(15,050,467)

Net Increase (Decrease) in Net Assets Resulting from Operations	32,244,152	(68,529,774)	(18,096,245)

Distributions to Shareholders
From Net Investment Income	(2,692,622)	(6,020,369)	(6,895,460)
From Net Realized Gain on Investment	—	—	(26,620,557)

Total Distributions to Shareholders	(2,692,622)	(6,020,369)	(33,516,017)

Share Transactions
Net Proceeds from Sales of Shares	29,622,724	45,806,311	88,412,715
Reinvestment of Distributions	2,514,162	5,638,918	31,143,022
Cost of Shares Redeemed**	(22,533,323)	(55,913,698)	(112,766,515)

Net Increase (Decrease) in Net Assets Resulting from Share Transactions	9,603,563	(4,468,469)	6,789,222

Total Increase (Decrease) in Net Assets	39,155,093	(79,018,612)	(44,823,040)
Net Assets — Beginning of Period	145,662,725	224,681,337	269,504,377

Net Assets — End of Period	$184,817,818	$145,662,725	$224,681,337

Shares
Sold	2,445,907	3,763,123	5,125,506
Issued in Reinvestment of Distributions	204,644	500,639	2,126,310
Redeemed	(1,876,276)	(4,731,266)	(6,665,891)

Net Increase (Decrease) in Shares	774,275	(467,504)	585,925

*	Prior to April 1, 2003, the Fund’s fiscal year end was March 31.

**	The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the period ended October 31, 2003, these fees were $9,854. For the years ended March 31, 2003 and 2002, there were no redemption fees collected.

See Notes to Financial Statements.

FBR American Gas Index Fund, Inc.

FINANCIAL HIGHLIGHTS

	For the Period April 1, 2003 through October 31, 2003*		For the Years Ended March 31,
			2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value — Beginning of Period	$10.41		$15.53	$19.42	$16.93	$16.28	$18.59

Income (Loss) from Investment Operations:
Net Investment Income	0.20		0.43	0.49	0.52	0.52	0.51
Net Realized and Unrealized Gain (Loss) on Investments	2.08		(5.12)	(1.86)	5.00	2.07	(1.63)

Total from Investment Operations	2.28		(4.69)	(1.37)	5.52	2.59	(1.12)

Distributions to Shareholders:
From Net Investment Income	(0.18)		(0.43)	(0.49)	(0.52)	(0.52)	(0.51)
From Net Realized Gain	—		—	(2.03)	(2.51)	(1.42)	(0.68)

Total Distributions	(0.18)		(0.43)	(2.52)	(3.03)	(1.94)	(1.19)

Paid-in Capital from Redemption Fees	0.00	**	—	—	—	—	—

Net Increase (Decrease) in Net Asset Value	2.10		(5.12)	(3.89)	2.49	0.65	(2.31)

Net Asset Value — End of Period	$12.51		$10.41	$15.53	$19.42	$16.93	$16.28

Total Investment Return	21.98	% (A)	(30.40)%	(5.90)%	32.88%	17.18%	(6.35)%

Ratios to Average Net Assets:
Expenses After Waivers (Note 3)	0.85	% (B)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses Before Waivers (Note 3)	0.87	% (B)	0.86%	0.85%	0.85%	0.85%	0.85%
Net Investment Income	3.02	% (B)	3.58%	2.88%	2.77%	2.95%	2.84%

Supplementary Data:
Portfolio Turnover Rate	5%		39%	29%	38%	16%	10%
Net Assets at End of Period (in thousands)	$184,818		$145,663	$224,681	$269,504	$194,493	$200,317
Number of Shares Outstanding at End of Period (in thousands)	14,770		13,996	14,464	13,878	11,488	12,306

*	Prior to April 1, 2003, the Fund’s fiscal year end was March 31.

**	Less than 0.01.

(A)	Total Returns for periods less than one year are not annualized.

(B)	Annualized.

See Notes to Financial Statements.

FBR American Gas Index Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

1.	SIGNIFICANT ACCOUNTING POLICIES

FBR American Gas Index Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. The Fund is authorized to issue 1,000,000.000 shares of $0.001 par value capital stock. The Fund invests primarily in the common stock of natural gas distribution and transmission companies. Since the Fund has a specialized focus, it carries more risk than a fund that invests more generally.

Security Valuation Securities listed on stock exchanges are valued at the last sales price of the applicable exchange. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Over-the-Counter securities are valued at the last sales price. The value of assets for which quotations are not readily available, including restricted securities, are valued at fair value in good faith by the Board of Directors or at the direction of the Directors.

Investment Transactions Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-date. Realized gain and loss from security transactions are computed on an identified cost basis.

Repurchase Agreements In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Distributions Net investment income is computed, and dividends are declared and paid quarterly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

Use of Estimates The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Fiscal Year End Change On April 23, 2003, the Board of Trustees approved and resolved to change the fiscal year end of the Fund to October 31, 2003.

2.	INVESTMENT TRANSACTIONS

For the period April 1, 2003, through October 31, 2003, purchases of securities, excluding short-term securities, were $20,136,720 and sales (including maturities) of securities were $8,853,550.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by FBR Fund Advisers, Inc. (the “Adviser”). The Adviser is a wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc. (“FBR Group”). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.40% of the average daily net assets of the Fund. Effective November 1, 2002, the Adviser has contractually undertaken to limit the Fund’s total operating expenses to the extent that such expenses exceed 0.85% of the Fund’s average daily net assets. As necessary, these limitations were effected by waivers by the Adviser. The Fund will not pay the Adviser at a later time for any amounts it may waive. Certain Officers of the Fund are affiliated with the Adviser.

At October 31, 2003, the statement of net assets includes the following amounts payable to the Adviser and Administrator, $58,912 and $74,621, respectively.

FBR American Gas Index Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

FBR National Trust Company (“FBR National”), formerly known as FBR National Bank & Trust, a subsidiary of FBR Group, serves as custodian of the Fund’s assets and pays the operating expenses of the Fund. For these services, FBR National receives an annual fee of 0.375% of the average daily net assets of the Fund. Prior to November 1, 2002, FBR received 0.35% of the average net assets of the Fund.

The American Gas Association (“A.G.A.”) serves as administrator for the Fund. As administrator, A.G.A. is responsible for calculating and maintaining the Index and providing the Fund with information concerning the natural gas industry. For those services, the Fund pays a fee at an annual rate of 0.10% of the average daily net assets of the Fund.

4.	BORROWING AGREEMENT

The Fund has an agreement with Custodial Trust Company to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at the overdraft Federal Funds rate. The credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at October 31, 2003.

5.	FEDERAL INCOME TAX INFORMATION

The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes substantially all net investment income to its shareholders. Therefore, no Federal income tax provision is required. Effective April 1, 2003, the Fund changed its federal tax year end to October 31.

Tax components of Distributions to Shareholders:

	Ordinary Income		Long-Term Capital Gains
	Dollar amount	Per share amount	Dollar amount	Per share amount
For the Period Ended October 31, 2003	$2,692,622	$0.1839000	$—	$—
For the Year Ended March 31, 2003	6,020,369	0.4252880	—	—
For the Year Ended March 31, 2002	7,220,196	0.5118952	26,295,821	2.0058738

As of October 31, 2003, components of distributable earnings on a tax basis is as follows:

Cost of investment securities	$145,072,491

Gross unrealized appreciation	45,299,379
Gross unrealized depreciation	(6,001,741)

Net unrealized appreciation	39,297,638
Undistributed ordinary income	362,150
Capital loss carryforward	(23,006,955)

Accumulated earnings	$16,652,833

The capital loss carryforward will expire on October 31, 2011.

6.	PROXY VOTING GUIDELINES

FBR Fund Advisers, Inc., the Fund’s manager, is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 888.888.0025. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov

FBR American Gas Index Fund, Inc.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders

FBR American Gas Index Fund, Inc.

We have audited the accompanying statement of net assets of the FBR American Gas Index Fund, Inc. (the “Fund”), as of October 31, 2003, and the related statements of operations, changes in net assets and financial highlights for the period then ended and the year ended March 31, 2003. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended March 31, 2002 and the financial highlights for each of the four years in the period ended March 31, 2002 were audited by other auditors whose report dated April 19, 2002 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBR American Gas Index Fund, Inc. as of October 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the period then ended and the year ended March 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

December 19, 2003

FBR American Gas Index Fund, Inc.

SUPPLEMENTAL INFORMATION (unaudited)

Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge upon request by calling 888.888.0025.

Name, Age, Address, Position with Trust	Term of Office and Tenure	No. of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
Michael A. Willner, 47 Director	Director since 2000	12	CEO, AlphaGrip, Inc. since 2001; President, News Traders, Inc., 1996-2000.	None

F. David Fowler, 70 Director	Director since 2000	12	Retired, 1997; Dean, The George Washington University School of Business and Public Management, 1992-1997.	MicroStrategy, Inc.

Louis T. Donatelli, 70 Director	Director since 2000	12	Chairman, Donatelli and Klein, Inc., since 2001 (President 1973-2001); Chairman, First Potomac Realty Investment Trust since 1997.	First Potomac Realty Trust

David H. Ellison**, 45 101 Federal Street, Suite 2130 Boston, MA 02110 President	President since 2001	7	Director, CEO and President, FBR Fund Advisers, Inc. since 1999; Fund Manager, FBR Family of Funds, since 1996; Member of Advisory Group, FBR American Gas Index Fund, Inc., since 2001; and President, Money Management Advisers, Inc., 2001-2002.	None

Winsor H. Aylesworth**, 56 101 Federal Street, Suite 2130 Boston, MA 02110 Vice President and Treasurer	Vice President and Treasurer since 2001	7	Portfolio Manager, FBR Fund Advisers, Inc. since 1998; Member of Advisory Group, FBR American Gas Index Fund, Inc., since 2001; Vice President, Money Management Advisers, Inc., 2001-2002; President, GrandView Advisors, Inc., 2001-2002.	None

W. Bart Sanders**, 39 Vice President	Vice President since 2001	7	Senior Vice President of Fund Operations, FBR Fund Advisers, Inc., since 1999; Head Trader for the FBR Fund Advisers, Inc., since 1997; Vice President, Money Management Advisers, Inc., 2001-2002.	None

Susan L. Silva**, 36 Vice President and Controller	Vice President and Controller since 2002	12	Vice President, FBR National Bank & Trust since 2002; Manager, Fund Accounting, FBR National Trust Company, since 2000; Manager, Fund Accounting, Legg Mason Wood Walker 1996-1999.	None

Kimberly J. Ochterski**, 29 Assistant Vice President and Secretary	Secretary since 2002	12	Secretary and Assistant Vice President of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc., since July 2003. Employee of FBR National Trust Company since August 1998, serving in various capacities, including Fund Accounting Supervisor and Transfer Agent Operations Manager.	None

*	Unless otherwise stated, the address for each Director and Officer of the Fund is 4922 Fairmont Avenue, Bethesda, MD 20814.
**	Interested person

Each Director will hold office until the Fund’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. .

F R I E D M A N B I L L I N G S R A M S E Y

FBR MUTUAL FUNDS	FBR American Gas Index Fund, Inc.
888.888.0025
www.fbr.com/funds/

Investment Adviser	Annual Report
FBR FUND ADVISERS, INC.	October 31, 2003
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Distributor
FBR INVESTMENT SERVICES, INC.
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814

Administrator, Transfer Agent and Custodian
FBR NATIONAL TRUST COMPANY
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814

Sub-Transfer Agent
INTEGRATED FUND SERVICES, INC.
P.O. BOX 5354
CINCINNATI, OHIO 45202

Independent Public Accountants
TAIT, WELLER & BAKER
1818 MARKET STREET PHILADELPHIA, PENNSYLVANIA 19103

This report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current prospectus.

ITEM 2.	CODE OF ETHICS.

The registrant undertakes to provide a copy of such code to any person upon request, without charge, by calling 888.888.0025.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors determined at a meeting held October 21, 2003 that F. David Fowler qualifies as an Audit Committee Financial Expert and he is “independent” as defined under the relevant Securities and Exchange Commission rules and releases.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after December 15, 2003.

ITEMS 5-6. [RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant is an open-end management investment company.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant in this Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

ITEM 10.	EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) FBR American Gas Index Fund, Inc.

By:	/s/ Susan L. Silva	12/30/03
	Susan L. Silva Date Vice President & Controller FBR American Gas Index Fund, Inc.	Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Ellison	12/30/03
	David Ellison President and Chief Investment Officer FBR American Gas Index Fund, Inc. (Principal Executive Officer)	Date

By:	/s/ Susan L. Silva	12/30/03
	Susan L. Silva Vice President & Controller FBR American Gas Index Fund, Inc. (Principal Financial Officer and Accounting Officer)	Date